SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 6, 2000
                        --------------------------------
                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.
                          ----------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                      0-21995                   06-1419064
        --------                      -------                   ----------
(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                          Identification Number)



          15 Riverside Avenue
        Westport, Connecticut                        06880-4214
---------------------------------------           -----------------
(Address of Principal Executive Office)              (Zip Code)



                                 (203) 291-3300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   First Aviation Services Third Quarter Earnings Release

     On December 6, 2000 First Aviation Services Inc. issued a press release announcing results for the three and nine months ended October 31, 2000. A copy of the press release, exhibit 99.2,is attached and incorporated by reference.

       (c)  Exhibits
            --------

     99.2 Press release dated December 6, 2000 announcing First Aviation's third quarter earnings.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FIRST AVIATION SERVICES INC.



Date:    December 6, 2000           By: /s/ John A. Marsalisi
                                        ---------------------
                                        Name:  John A. Marsalisi
                                        Title: Secretary, Vice President &
                                               Chief Financial Officer
                                               (Principal Finance and
                                               Accounting Officer)